UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) - October 25, 2000
                                                          ----------------


                         Commission file number 0-24040


                        PENNFED FINANCIAL SERVICES, INC.
                        ---------------------------------
             (Exact name of Registrant as specified in its charter)


            Delaware                                     22-3297339
--------------------------------------        --------------------------------
   (State or other jurisdiction                       (I.R.S. Employer
   incorporation of organization)                   Identification Number)


622 Eagle Rock Avenue, West Orange, New Jersey                 07052-2989
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:       (973) 669-7366
                                                    ----------------------------

Item 5.  Other Events

         On October 25, 2000, PennFed Financial Services, Inc. (the Company) issued the press release attached hereto as Exhibit 99.1 announcing its first quarter results.

         The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

         Regulation
         S-K Exhibit
           Number             Document
         -----------    --------------------

            99.1        Press Release dated
                        October 25, 2000

Item 9.  Regulation FD Disclosure

         On October 25, 2000,  PennFed  Financial  Services,  Inc. (the Company)
held  its  Annual  Meeting  of   Stockholders.   The  script  of  the  financial
presentation at such meeting is set forth below.

                        PennFed Financial Services, Inc.
                               2000 Annual Meeting
                           Wednesday, October 25, 2000

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         Logo: PennFed Financial Services Inc.
         Tag: Holding Company for Penn Federal Savings Bank
         Annual Stockholder Meeting
         October 25, 2000
         Nasdaq: PFSB
         www.pennfsb.com
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     AT THIS TIME,  IT'S MY  PLEASURE  TO PROFILE  THE  COMPANY  AND DISCUSS THE
PROGRESS WE HAVE MADE IN FISCAL YEAR 2000.

     FOLLOWING MY REMARKS, OUR PRESIDENT AND CHIEF EXECUTIVE OFFICER, JOSEPH LaMONICA, WILL DISCUSS OUR RESULTS FOR THE FIRST QUARTER OF FISCAL YEAR 2001, AND DETAIL THE COMPANY'S STRATEGIC PLANS FOR THE FUTURE.

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     The  forward-looking  statements  being made today are subject to risks and uncertainties. PennFed Financial Services, Inc.'s actual results may differ materially from those set forth in such forward-looking statements. Please refer to PennFed Financial Services, Inc.'s reports filed with the Securities and Exchange Commission for a discussion of factors that may cause such differences to occur.
--------------------------------------------------------------------------------

     BEFORE I BEGIN, HOWEVER, I AM REQUIRED TO REMIND YOU OF OUR DISCLAIMER ON FORWARD LOOKING STATEMENTS - WHICH IS NOW ON THE SCREEN.

     LET'S PROCEED WITH A PROFILE OF PENNFED...

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Profile

     o    $1.7 billion in assets
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     AT JUNE 30, 2000, ASSETS OF PENNFED FINANCIAL STOOD AT $1.7 BILLION.

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Profile

     o    $1.7 billion in assets
     o    3rd largest publicly traded thrift headquartered in New Jersey
--------------------------------------------------------------------------------

     BASED  UPON  THIS   ASSET   SIZE,   PENNFED   IS  NOW  THE  THIRD   LARGEST
PUBLICLY-TRADED THRIFT HEADQUARTERED IN THE STATE OF NEW JERSEY.

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Profile

     o    $1.7 billion in assets
     o    3rd largest publicly traded thrift headquartered in New Jersey
     o    $1.1 billion in deposits in 21 NJ branches
--------------------------------------------------------------------------------

     DEPOSITS TOTALED $1.1 BILLION, RESULTING IN AN AVERAGE BRANCH SIZE OF $54 MILLION AT THE END OF THE FISCAL YEAR.

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     o    Map of state with w/ branches

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

     AS YOU SEE HERE, PENNFED'S BRANCH NETWORK IS DIVIDED INTO THREE REGIONS. FIVE BRANCHES IN THE NEWARK AREA CURRENTLY CONTRIBUTE 34% OF DEPOSITS. 39% OF DEPOSITS ARE HOUSED IN SUBURBAN ESSEX COUNTY, WHERE 9 PENN FEDERAL BRANCHES ARE LOCATED. ANOTHER 27% OF DEPOSITS COMES FROM OUR 7 BRANCHES IN CENTRAL AND SOUTHERN NEW JERSEY.

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Profile

     o    $1.7 billion in assets
     o    3rd largest publicly traded thrift headquartered in New Jersey
     o    $1.1 billion in deposits in 21 NJ branches
     o    Experienced management team with significant insider ownership
--------------------------------------------------------------------------------

     PENNFED'S   EXPERIENCED   MANAGEMENT   TEAM  IS  COMMITTED  TO  MAINTAINING
PROFITABILITY AND ENHANCING SHAREHOLDER VALUE.

--------------------------------------------------------------------------------
Directors & Executive Officers
Name, Position, Age, Years in Company, Years in Banking, % Ownership of:

      Anderson, Three Outside Directors, LaMonica, Tinker, McTernan & Carfora

      Ownership of Outside Directors and Executive Officers as a Group 21%
--------------------------------------------------------------------------------

     THIS CHART EXHIBITS THE DEPTH OF EXPERIENCE, AND HIGH OWNERSHIP LEVELS OF OUR DIRECTORS AND EXECUTIVE OFFICERS. YOU'LL NOTE THAT PENNFED'S DIRECTORS AND EXECUTIVE OFFICERS OWN 21% OF PENNFED'S STOCK. INSIDE OWNERSHIP INCREASES TO 28% WHEN ALL SENIOR OFFICERS AND THE EMPLOYEE STOCK OWNERSHIP PLAN ARE INCLUDED. THIS HIGH OWNERSHIP LEVEL INDICATES THAT OUR INTERESTS ARE CLOSELY ALIGNED WITH THOSE OF ALL STOCKHOLDERS.

--------------------------------------------------------------------------------
Profile

     o    $1.7 billion in assets
     o    3rd largest publicly traded thrift headquartered in New Jersey
     o    $1.1 billion in deposits in 21 NJ branches
     o    Experienced management team with significant insider ownership
     o    Low-risk, low-cost provider of diversified financial services
--------------------------------------------------------------------------------

     WITH STRONG ASSET QUALITY RATIOS AND LOW EXPENSE RATIOS, PENNFED IS, CLEARLY, A LOW-RISK, LOW-COST PROVIDER OF DIVERSIFIED FINANCIAL SERVICES THAT MEET THE NEEDS OF THE INDIVIDUALS, FAMILIES, AND BUSINESSES WE SERVE.

--------------------------------------------------------------------------------
Profile

     o    $1.7 billion in assets
     o    3rd largest publicly traded thrift headquartered in New Jersey
     o    $1.1 billion in deposits in 21 NJ branches
     o    Experienced management team with significant insider ownership
     o    Low-risk, low-cost provider of diversified financial services
     o    A community bank alternative to larger competitors
--------------------------------------------------------------------------------

     AS WE HAVE GROWN, WE HAVE REMAINED THE NEW JERSEY COMMUNITY BANK ALTERNATIVE TO THE LARGE BANKS WITH WHOM WE COMPETE IN THE MARKETPLACE.

--------------------------------------------------------------------------------
Profile

     o    $1.7 billion in assets
     o    3rd largest publicly traded thrift headquartered in New Jersey
     o    $1.1 billion in deposits in 21 NJ branches
     o    Experienced management team with significant insider ownership
     o    Low-risk, low-cost provider of diversified financial services
     o    A community bank alternative to larger competitors
     o    Active management of capital to maximize shareholder value
--------------------------------------------------------------------------------

     PENNFED HAS A PROVEN TRACK RECORD OF ACTIVELY MANAGING CAPITAL TO MAXIMIZE SHAREHOLDER VALUE. IN ADDITION TO UTILIZING CAPITAL TO SUPPORT GROWTH AND PAY DIVIDENDS, WE HAVE - SINCE BECOMING A PUBLIC COMPANY - REPURCHASED 38% OF SHARES ORIGINALLY ISSUED IN JULY 1994.

     LET'S NOW MOVE TO A REVIEW OF OUR FISCAL YEAR 2000 HIGHLIGHTS.

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     Fiscal Year 2000 Accomplishments and Results
     Continued double digit growth in EPS

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     DURING THE YEAR, THE COMPANY  CONTINUED ITS DOUBLE DIGIT GROWTH IN EARNINGS
PER SHARE.

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     Earning per Share - Bar Chart of 1995 - 2000

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     IN FISCAL  YEAR 2000,  PENNFED'S  EARNINGS  PER SHARE OF $1.50  REFLECTS AN
INCREASE OF 16% COMPARED TO $1.29 PER SHARE FOR THE YEAR ENDED JUNE 30, 1999. THIS CONTINUES UR DOUBLE DIGIT EARNINGS GROWTH.

     DOUBLE DIGIT EARNINGS GROWTH HAS BECOME A TRADITION AT PENNFED...A TRADITION NOT EASILY DUPLICATED BY OUR PEER INSTITUTIONS.

     SINCE BECOMING A PUBLIC COMPANY PENNFED'S COMPOUNDED ANNUAL GROWTH IN EPS TOTALED 15.9%. THIS COMPARES TO A PEER GROUP AVERAGE OF ONLY 10.3%.

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Earning per Share Comparison - FY2000  - Diluted EPS, Cash EPS, and Difference

--------------------------------------------------------------------------------

     CASH EARNINGS PER SHARE FOR FISCAL 2000 WERE $1.90, 40 CENTS GREATER THAN REPORTED EPS.

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     Fiscal Year 2000 Accomplishments and Results
     Continued double digit growth in EPS
     PennFed maintained status as a low-risk, low-cost provider of diversified financial services

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     PENNFED  CONTINUED TO MAINTAIN ITS STATUS AS A LOW-RISK,  LOW COST PROVIDER
OF DIVERSIFIED FINANCIAL SERVICES.

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     Non-Performing Assets as a Percent of Total Assets Chart

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     PENNFED HAS A REPUTATION AS A LOW-RISK PROVIDER.  EXCEPTIONAL ASSET QUALITY
REMAINS A PRIMARY GOAL. AT THE END OF FISCAL YEAR 2000, THE COMPANY'S NON-PERFORMING ASSETS AS A PERCENT OF TOTAL ASSETS DECLINED T0 0.18%. AT THE END OF FISCAL 1999, IT WAS 0.30%, WHILE AT THE END OF FISCAL 1995, IT STOOD AT 0.78%.

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     Non-Interest Expense to Average Assets Chart

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     PENNFED ALSO HAS A REPUTATION  AS A LOW-COST  PROVIDER.  THIS IS EVIDENT IN
OUR FISCAL 2000 NON-INTEREST EXPENSE RATIO OF 1.20% OF ASSETS. THIS IS ALMOST HALF OF THE 2.31% REPORTED FOR FISCAL 1995.

     OUR NON-INTEREST EXPENSE RATIO CONTINUES TO COMPARE FAVORABLY TO OUR PEERS.
CURRENTLY,   THE  NON-INTEREST   EXPENSE  RATIO  FOR  OUR  PEER  GROUP  AVERAGES
APPROXIMATELY ONE AND A HALF PERCENT.

--------------------------------------------------------------------------------

     Fiscal Year 2000 Accomplishments and Results
     Continued double digit growth in EPS
     PennFed maintained status as a low-risk, low-cost provider of diversified financial services
     Continued to prudently manage capital

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     AS NOTED  EARLIER,  PENNFED HAS A PROVEN TRACK RECORD OF ACTIVELY  MANAGING
CAPITAL TO MAXIMIZE SHAREHOLDER VALUE.

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     Stock Repurchase Programs
     o    4.5 million shares repurchased since IPO including:
          492,000 shares during Fiscal Year 2000
          317,500 since June 30, 2000 (Fiscal 2001)
     o    38% of shares issued
     o    $10.00 per share average cost
     o    Internal Rate of Return is 20%

--------------------------------------------------------------------------------

     SINCE OUR IPO, WE HAVE REPURCHASED 4.5 MILLION SHARES, OR 38%, OF THE SHARES ORIGINALLY ISSUED, AT AN AVERAGE PER SHARE COST OF $10. DURING FISCAL YEAR 2000 WE REPURCHASED 492,000 SHARES AT AN AVERAGE PRICE OF APPROXIMATELY $14 PER SHARE.

     WITH AN INTERNAL RATE OF RETURN OF 20% FOR FISCAL 2000, OUR STOCK REPURCHASES HAVE PROVEN TO BE AN ATTRACTIVE AND PRUDENT INVESTMENT.

--------------------------------------------------------------------------------

     Fiscal Year 2000 Accomplishments and Results
     Continued double digit growth in EPS
     PennFed maintained status as a low-risk, low-cost provider of diversified financial services
     Continued to prudently manage capital
     Enhanced lending capabilities

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     PENNFED'S   ENHANCED   RESIDENTIAL,   CONSUMER,   AND  COMMERCIAL   LENDING
CAPABILITIES RESULTED IN LOAN GROWTH OF 18% IN FISCAL 2000.

--------------------------------------------------------------------------------

     Enhanced lending capabilities

         Residential
               o    laptop originations
               o    core group of experienced originators
               o    focus on quality customer service

--------------------------------------------------------------------------------

     THE USE OF LAPTOP ORIGINATION TECHNOLOGY HAS LEAD TO A MORE EFFICIENT AND EFFECTIVE PROCESSING OF 1-4 FAMILY MORTGAGE LOANS. AN EXPERIENCED TEAM OF IN-HOUSE ORIGINATORS AND THE FOCUS OF THE ENTIRE RESIDENTIAL LENDING TEAM ON QUALITY CUSTOMER SERVICE HAS ALSO CONTRIBUTED TO A MORE EFFICIENT AND EFFECTIVE PROCESS. TOGETHER, THESE ENHANCEMENTS HAVE LEAD TO A REDUCTION IN THE COST TO ORIGINATE A LOAN BY 20%.

--------------------------------------------------------------------------------

     Fiscal Year 2000 Accomplishments and Results
     PennFed enhanced lending capabilities

         Residential
               o    laptop originations
               o    core group of experienced originators
               o    focus on quality customer service
         Commercial
               o    expanded staff
               o    special targeted marketing promotions
               o    new Business Manager Program

--------------------------------------------------------------------------------

     PENNFED'S COMMERCIAL LENDING CAPABILITIES WERE STRENGTHENED THROUGH STAFF EXPANSION AND THE DEVELOPMENT OF SPECIAL TARGETED MARKETING PROMOTIONS - INCLUDING DIRECT MAIL AND UNIQUE PRODUCT OFFERINGS.

     OUR BUSINESS MANAGER PROGRAM - BASICALLY AN ACCOUNTS RECEIVABLE FINANCING PROGRAM TO ENHANCE THE CASH FLOWS OF SMALL AND MID-SIZED BUSINESSES - WAS INTRODUCED DURING MID-FISCAL 2000. BUSINESS MANAGER TRANSACTIONS NOT ONLY PROVIDE AN ATTRACTIVE YIELD FOR THE COMPANY, BUT ALSO PROVIDE US WITH CORE
DEPOSIT RELATIONSHIPS. ALTHOUGH THIS PRODUCT MAY ONLY MEET THE NEEDS OF SELECT BUSINESSES, THE PROGRAM PROVIDES THE "FOOT-IN-THE-DOOR" FOR INTRODUCTION OF OUR OTHER BUSINESS PRODUCTS.

--------------------------------------------------------------------------------

     Fiscal Year 2000 Accomplishments and Results
     PennFed enhanced lending capabilities

          Residential
               o    laptop originations
               o    core group of experienced originators
               o    focus on quality customer service
          Commercial
               o    expanded staff
               o    new Business Manager Program
               o    target special marketing promotions
          Consumer
               o    direct mail
               o    market expansion

--------------------------------------------------------------------------------

     PENNFED'S CONSUMER LENDING CAPABILITIES HAVE ALSO BEEN ENHANCED BY FOCUSED DIRECT MAIL CAMPAIGNS AND MARKET EXPANSION INITIATIVES WHEREBY LOAN CLOSINGS CAN BE CONDUCTED AT CONSUMERS' HOMES OR OFFICES.

     PAUSE

     PENNFED WILL CONTINUE TO EVALUATE AND ADJUST ALL OF ITS LOAN PRODUCTS, SERVICES AND PROCESSES TO BETTER MEET THE NEEDS OF THE PUBLIC. CLEAR EXAMPLES OF OUR FLEXIBILITY AND ABILITY TO MEET MARKET NEEDS INCLUDE THE INTRODUCTION IN FISCAL YEAR 2000 OF A STATED INCOME LOAN PROGRAM; A 100% EQUITY PROGRAM; A ZERO POINT COMMERCIAL LOAN OPTION; AND AN ENHANCED PROGRAM FOR BORROWERS WITH LOW TO MODERATE INCOME LEVELS - A PROGRAM THAT CONTRIBUTES TO OUR OUTSTANDING RATING UNDER THE COMMUNITY REINVESTMENT ACT.

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     Loan Portfolio Activity

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     PENNFED'S  MARKET  RESPONSIVENESS  AND ENHANCED  LENDING  CAPABILITES  HAVE
ENABLED  THE  COMPANY TO MAKE  SOLID  GAINS -  PARTICULARLY  IN  COMMERCIAL  AND
CONSUMER LENDING. AS YOU CAN SEE FROM THIS CHART, PENNFED'S COMMERCIAL AND CONSUMER LOAN ORIGINATIONS TOTALED $96 MILLION IN FISCAL YEAR 2000, A 28% INCREASE FROM THE PREVIOUS YEAR. THIS ORIGINATION LEVEL HAS RESULTED IN 25% GROWTH IN THE CONSUMER AND COMMERCIAL LOAN PORTFOLIO BALANCES FROM THE PRIOR YEAR.

     GROWTH IN CONSUMER AND COMMERCIAL LOANS ARE PART OF THE COMPANY'S CONTINUING EFFORTS IN THE LONG PROCESS OF TRANSITIONING THE COMPOSITION OF OUR LOAN PORTFOLIO.

     AS YOU CAN ALSO SEE IN THE CHART, LOANS PURCHASED FROM CORRESPONENTS WERE HIGHER IN FISCAL 1997 AND FISCAL 2000, A TIME WHEN ADJUSTABLE RATE MORTGAGES DOMINATED PRODUCTION. THESE ADJUSTABLE RATE MORTGAGES PROVIDE THE COMPANY WITH SHORTER DURATION ASSETS THAT REPRICE MORE QUICKLY IN PERIODS OF RISING INTEREST RATES. CONVERSLY, LOANS SOLD WERE HIGHER IN FISCAL 1998 AND 1999 - A TIME WHEN FIXED RATE MORTGAGES DOMINATED PRODUCTION.

--------------------------------------------------------------------------------

     Fiscal Year 2000 Accomplishments and Results
     Continued double digit growth in EPS
     PennFed maintained status as a low-risk, low-cost provider of diversified financial services
     Continued to prudently manage capital
     Enhanced lending capabilities
     Continued to make solid gains in market expansion

--------------------------------------------------------------------------------

     AS I HAVE PREVIOUSLY NOTED, AN ESSENTIAL ELEMENT IN OUR ABILITY TO GROW LENDING IS MARKET EXPANSION.

     MARKET EXPANSION IS ALSO AN IMPORTANT ELEMENT IN DEPOSIT GATHERING.

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     Recently opened branches
        Toms River - # months  open and  deposits
        Livingston - # months open and deposits

--------------------------------------------------------------------------------

     IN FEBRUARY 1999, PENNFED OPENED OUR 19TH BRANCH IN TOMS RIVER, NEW JERSEY. SINCE OPENING 19 MONTHS AGO, DEPOSITS AT TOMS RIVER TOTALED $37 MILLION AS OF SEPTEMBER 30, 2000.

     OUR 20TH BRANCH OPENED IN JUNE 1999 IN LIVINGSTON, NEW JERSEY. AFTER JUST 15 MONTHS, THE LIVINGSTON BRANCH DEPOSITS HAVE GROWN TO $17 MILLION AS OF SEPTEMBER 30TH.

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     Favorable demographics of Roseland branch

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     THE COMPANY  CONTINUED TO BUILD ON THIS MARKET EXPANSION  SUCCESS IN FISCAL
2001. IN JULY OF 2000, OUR 21ST BRANCH OPENED IN ROSELAND, NEW JERSEY. IN 1997 THE MEDIAN HOUSEHOLD INCOME IN ROSELAND WAS $73,000 AND MEDIAN HOME VALUE WAS $294,000. THESE VALUES ARE PROJECTED TO INCREASE NEARLY 9% BY THE YEAR 2002.

     IN JUST THREE MONTHS, DEPOSITS AT ROSELAND NOW STAND AT $11.3 MILLION - 42% OF WHICH ARE CORE DEPOSITS.

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     Deposit composition

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     TOTAL  DEPOSITS  AT THE END OF OUR FISCAL  YEAR WERE $1.1  BILLION.  DURING
FISCAL 2000, CHECKING BALANCES GREW $17 MILLION, OR 18%. SINCE JUNE 1997, CHECKING HAS GROWN 69%, FROM $67 MILLION TO $113 MILLION.

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     Q1 Results

--------------------------------------------------------------------------------

     I WILL NOW ASK JOSEPH LaMONICA TO COME FORWARD TO SHARE WITH YOU THE COMPANY'S RESULTS FOR THE FIRST QUARTER OF FISCAL YEAR 2001 AND OUR STRATEGIC INITIATIVES FOR CONTINUED SUCCESS.

     THANK YOU BILL.

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     FIRST QUARTER 2001

          Bar Chart: Earnings per Share

               Include: bars for 1995 thru 2000, Q1-2000 and Q1 - 2001 Highlight on graph: Q1 of 2000 v. Q1 of 2001

--------------------------------------------------------------------------------

     EARNINGS FOR THE 3 MONTHS ENDED SEPTEMBER 30, 2000 WERE 39 CENTS PER DILUTED SHARE. THIS REFLECTS AN INCREASE OF 11% WHEN COMPARED TO THE 35 CENTS REPORTED FOR THE QUARTER ENDED SEPTEMBER 30, 1999.

     CASH EARNINGS PER SHARE FOR THE CURRENT QUARTER WERE 49 CENTS - 10 CENTS HIGHER THAN REPORTED EPS.

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         FIRST QUARTER 2001

                  Bar Chart:  Asset Quality
                         Include: Non-performing assets as a Percent of Total Assets for 1995, 1996, 1997, 1998, 1999, 2000
                         Highlight: Q1 of 2000 versus Q1 of 2001
--------------------------------------------------------------------------------


     DURING THE FIRST QUARTER, PENNFED CONTINUED ITS TRADITION OF EXCEPTIONAL ASSET QUALITY.

     AS OF SEPTEMBER 30TH, NON-PERFORMING ASSETS TOTALED JUST $3 MILLION REPRESENTING JUST 18 BASIS POINTS OF TOTAL ASSETS. THIS COMPARES TO 18 BASIS POINTS AT JUNE 30, 2000 AND 30 BASIS POINTS AS OF JUNE 30, 1999. THIS RATIO CONTINUES AS AN OUTSTANDING STRENGTH OF OUR COMPANY AND DISPLAYS OUR COMMITMENT TO MAINTAINING

SUPERIOR ASSET QUALITY. PRUDENT MANAGEMENT IN OUR COLLECTIONS DEPARTMENT REFLECTS DELINQUENCY RATIOS WHICH ARE SUBSTANTIALLY BELOW PEER GROUPS ON BOTH A LOCAL AND NATIONAL LEVEL. A SURVEY AT JUNE 30, 2000 BY THE MORTGAGE BANKERS ASSOCIATION DISCLOSES THE PERCENTAGE OF ALL LOANS PAST DUE AND IN FORECLOSURE IN NEW JERSEY TO BE 5.32%. OUR RATIO WAS 1.06%. THAT SAME 1.06% FOR PENN COMPARES TO A NATIONAL AVERAGE OF 4.55%.

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     FIRST QUARTER 2001

          Chart: Loan Portfolio Activity

--------------------------------------------------------------------------------

     COMMERCIAL AND CONSUMER LOAN ORIGINATIONS FOR THE QUARTER TOTALED $25 MILLION, AN INCREASE OF 25% FROM THE PRIOR YEAR'S QUARTER.

     ON THE 1-4 FAMILY FRONT, THE COMPANY'S FISCAL 2001 STRATEGIES INCLUDE THE SALE OF CONFORMING, FIXED-RATE, 1-4 FAMILY PRODUCTION. DURING THE QUARTER, LOANS SOLD UNDER THIS STRATEGY TOTALED NEARLY $8 MILLION WITH GAINS TOTALING $107,000.

     IN ADDITION, DURING THE QUARTER THE COMPANY SOLD $46 MILLION OF LONGER DURATION 1-4 FAMILY MORTGAGE LOANS IN AN EFFORT TO IMPROVE FUNDING, LIQUIDITY, INTEREST RATE RISK AND NET INTEREST MARGIN. THESE SALES RESULTED IN AN AFTER TAX GAIN OF $134,000.

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     FIRST QUARTER 2001

          Chart: Loan Portfolio Composition

--------------------------------------------------------------------------------

     COMMERCIAL AND CONSUMER LOAN BALANCES TOTAL $196 MILLION AT SEPTEMBER 30, 2000, REFLECTING A 30% INCREASE FROM SEPTEMBER 30TH A YEAR AGO. THESE PORTFOLIOS NOW COMPRISE 16% OF THE TOTAL LOAN PORTFOLIO COMPARED TO 14% ONE YEAR AGO - REFLECTING THE CONTINUING GRADUAL SHIFT IN THE LOAN MIX TOWARD COMMERCIAL AND CONSUMER LENDING.

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     Q1 Results

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     AS NOTED  PREVIOUSLY,  OUR ROSELAND  BRANCH  OPENED  EARLIER IN THIS FISCAL
QUARTER. DEPOSITS CURRENTLY TOTAL OVER $11 MILLION, WITH 42% OF THAT AMOUNT IN CORE DEPOSITS. THE NET COSTS ASSOCIATED WITH THIS BRANCH DURING THE QUARTER AMOUNTED TO A PENNY PER SHARE. GIVEN OUR EARLY SUCCESS WITH DEPOSIT GATHERING, WE ANTICIPATE THAT THIS BRANCH WILL HIT THE BREAKEVEN POINT BY THE END OF ITS FIRST YEAR OF OPERATION.

     DURING THE QUARTER ENDED, THE COMPANY CONTINUED TO FOCUS ON CAPITAL MANAGEMENT BY REPURCHASING 317,000 SHARES OF STOCK, LEAVING ONLY 53,000 SHARES TO BE REPURCHASED UNDER THE CURRENT PROGRAM AUTHORIZED IN APRIL 2000.

     MORE DETAILS ABOUT OUR FIRST QUARTER PERFORMANCE ARE FEATURED IN OUR PRESS RELEASE - AVAILABLE AT THE TABLE AS YOU LEAVE THE ROOM TODAY.

     ALTHOUGH DILUTED EPS FOR THIS QUARTER REFLECTED 11% GROWTH FROM THE SAME QUARTER LAST YEAR, WE WERE CERTAINLY NOT SATISFIED WITH OUR PERFORMANCE. WE HAVE INTENSIFIED OUR EFFORTS ON SEVERAL FRONTS IN ORDER TO BETTER POSITION OURSELVES FOR THE FUTURE.

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     Positioning for the Future: 2001 Strategic Initiatives
          o    Change in balance sheet composition - loan mix/core deposits
          o    Improve non-interest income
          o    Capital management
          o    Introduce Internet banking

--------------------------------------------------------------------------------

     PENNFED'S STRATEGIC INITIATIVES FOR THE FUTURE CENTER ON FOUR KEY AREAS. THESE INCLUDE:

          - INCREASING OUR EFFORTS TO ADJUST OUR BALANCE SHEET COMPOSITION - BOTH ON THE LOAN SIDE AND THE DEPOSIT SIDE,
          -    IMPROVING NON-INTEREST INCOME,
          -    CONTINUING OUR AGGRESSIVE CAPITAL MANAGEMENT, AND
          -    INTRODUCING INTERNET BANKING

     OUR PLAN TO ACCOMPLISH THESE OBJECTIVES FEATURES SEVERAL KEY ELEMENTS:

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     Positioning  for the Future:  2001 Strategic  Initiatives:  How will we get there
          o    Business Services

--------------------------------------------------------------------------------

     WE OFFER A FULL ARRAY OF TRADITIONAL BUSINESS PRODUCTS AND SERVICES, AS WELL AS SOME UNIQUE BUSINESS PRODUCTS, SUCH AS BUSINESS OVERDRAFT PROTECTION AND THE BUSINESS MANAGER PROGRAM.

     PENNFED'S MIX OF DEPOSIT AND LENDING PRODUCTS FOR BUSINESSES IS COMPETITIVELY PRICED, EASY TO USE AND CONVENIENT. WE WILL CONTINUE TO ADD TO AND ENHANCE THESE PRODUCTS AND SERVICES AS NECESSARY - FOR EXAMPLE, A HIGH YIELDING SWEEP ACCOUNT TO BE USED IN CONJUNCTION WITH COMMERCIAL CHECKING WILL BE INTRODUCED DURING THE CURRENT QUARTER.

--------------------------------------------------------------------------------

     Positioning for the Future: 2001 Strategic Initiatives: How will we get there
          o    Business Services
          o    Business Development Officers/Sales Force

--------------------------------------------------------------------------------

     IMPORTANT TO OUR SUCCESS WITH BUSINESS SERVICES IS A TALENTED, RESULTS-ORIENTED STAFF THAT CAN CULTIVATE STRONG RELATIONSHIPS WITH THE BUSINESS COMMUNITY. LATE IN OUR FIRST FISCAL QUARTER OF 2001, FOUR EXISTING EMPLOYEES WERE SELECTED TO SERVE AS AN INTERIM BUSINESS DEVELOPMENT TEAM. THE ESTABLISHMENT OF A PERMANENT TEAM IS UNDERWAY. THE GOAL OF OUR BUSINESS DEVELOPMENT TEAM IS TO FOCUS SOLELY ON BUILDING BUSINESS RELATIONSHIPS. BY AGGRESSIVELY PURSUING THESE RELATIONSHIPS WE WILL IMPROVE OUR BALANCE SHEET COMPOSITION AND BENEFIT NON-INTEREST INCOME.

--------------------------------------------------------------------------------

     Positioning for the Future: 2001 Strategic Initiatives: How will we get there
          o    Business Services
          o    Business Development Officers/Sales Force
          o    Expand core deposit products

--------------------------------------------------------------------------------

     PENNFED WILL ALSO CONTINUE TO WORK DILIGENTLY TO EXPAND CORE DEPOSITS THROUGH THE DEVELOPMENT AND PROMOTION OF PRODUCTS THAT MEET THE PUBLIC'S NEEDS. EXAMPLES OF SOME OF THESE NEW PRODUCTS INCLUDE HIGHER YIELDING SAVINGS AND MONEY MARKET ACCOUNTS FOR SELECT MARKETS, AS WELL AS THE INTRODUCTION OF THE PREVIOUSLY MENTIONED SWEEP ACCOUNT FOR COMMERCIAL CHECKING ACCOUNTS.

--------------------------------------------------------------------------------

     Positioning for the Future: 2001 Strategic Initiatives: How will we get there
          o    Business Services
          o    Business Development Officers/Sales Force
          o    Expand core deposit products
          o    Commercial and consumer lending

--------------------------------------------------------------------------------

     IN FISCAL YEAR 2001, WE WILL CONTINUE TO GROW OUR COMMERCIAL AND CONSUMER LOAN PORTFOLIO. OUR INCREASED STAFF, NEW PRODUCTS AND SERVICES, TARGETED MARKETING, AND BUSINESS DEVELOPMENT TEAM OF OFFICERS WILL SUPPORT THIS ENDEAVOR.

--------------------------------------------------------------------------------

     Positioning for the Future: 2001 Strategic Initiatives: How will we get there
          o    Business Services
          o    Business Development Officers/Sales Force
          o    Expand core deposit products
          o    Commercial and consumer lending
          o    Targeted marketing

--------------------------------------------------------------------------------

     TARGETED MARKETING EFFORTS, SUCCESSFUL IN THE PAST, WILL NARROW IN ON CLEARLY DEFINED AREAS TO SUPPORT SALES. EFFORTS WILL INCLUDE ENHANCED DIRECT MAIL PROGRAMS, SELECT PROMOTIONS AND SPECIAL OFFERINGS, AND THE DEVELOPMENT AND MAINTENANCE OF MARKET-SPECIFIC PRODUCTS LIKE THE "SHORE SAVER" IN SOUTH JERSEY.

--------------------------------------------------------------------------------

     Positioning for the Future: 2001 Strategic Initiatives: How will we get there
          o    Business Services
          o    Business Development Officers/Sales Force
          o    Expand core deposit products
          o    Commercial and consumer lending
          o    Targeted Marketing
          o    Forward sales of fixed rate 1-4 family conforming loans

--------------------------------------------------------------------------------

     AS A COMMUNITY BANK, WE WILL CONTINUE TO MAKE 1-4 FAMILY MORTGAGE LOANS. IN AN EFFORT TO MANAGE FUNDING, LIQUIDITY, INTEREST RATE RISK AND MARGIN, AS WELL AS GENERATE NON-INTEREST INCOME, CONFORMING BALANCE, FIXED RATE 1-4 FAMILY MORTGAGE LOANS WILL BE REGISTERED FOR SALE. THE SALE OR RETENTION OF LOANS WILL BE REGULARLY EVALUATED TO DETERMINE WHICH BETTER SERVES OUR RISK MANAGEMENT AND LONG-TERM PROFITABILITY GOALS.

--------------------------------------------------------------------------------

     Positioning for the Future: 2001 Strategic Initiatives: How will we get there
          o    Business Services
          o    Business Development Officers/Sales Force
          o    Expand core deposit products
          o    Commercial and consumer lending
          o    Targeted marketing
          o    Forward sales of fixed rate 1-4 family conforming loans
          o    Continue to evaluate stock repurchases

--------------------------------------------------------------------------------

     PENNFED WILL ALSO CONTINUE TO AGRESSIVELY MANAGE CAPITAL. IN PARTICULAR, STOCK REPURCHASE PROGRAMS, WILL CONTINUE TO BE EXAMINED AS A CAPITAL MANAGEMENT TOOL.

--------------------------------------------------------------------------------

     Positioning for the Future: 2001 Strategic Initiatives: How will we get there
          o    Business Services
          o    Business Development Officers/Sales Force
          o    Expand core deposit products
          o    Commercial and consumer lending
          o    Targeted marketing
          o    Forward sales of fixed rate 1-4 family conforming loans
          o    Continue to evaluate stock repurchases
          o    Introduce Internet Banking

--------------------------------------------------------------------------------

     FINALLY, IN THE THIRD QUARTER OF FISCAL YEAR 2001, PENNFED WILL INTRODUCE INTERNET BANKING. THE PROGRAM FEATURES A FULL RANGE OF ON-LINE BANKING OPPORTUNITIES, ENABLING CUSTOMERS TO CHECK BALANCES, TRANSFER FUNDS BETWEEN ACCOUNTS, PAY BILLS, MANAGE CASH, AND APPLY FOR LOANS FROM THE COMFORT OF THEIR HOME OR OFFICE.

     PAUSE

     PENNFED CONTINUES TO ADAPT AND RE-ASSESS OUR DIRECTION, AS WE STRIVE TO IMPROVE THE VALUE OF THE COMPANY.

     I WOULD LIKE TO THANK YOU FOR YOUR ATTENTION. AND NOW, AT THIS TIME, I WILL TURN THE MEETING BACK OVER TO OUR CHAIRMAN.

     THANK YOU JOE. AT THIS POINT, I WOULD LIKE TO DISCUSS OUR COMPANY'S STOCK PERFORMANCE.

--------------------------------------------------------------------------------

     Graph: Stock Performance

--------------------------------------------------------------------------------

     AS YOU CAN SEE FROM THIS CHART, THE MARKET PRICE OF OUR COMPANY'S STOCK OVER THE LAST YEAR CONTINUED TO TRACK THE PERFORMANCE OF THE NASDAQ BANK INDEX AND THE COMPANY'S PEER GROUP.

     WITH RECENT MARKET VOLATILITY, PARTICULARLY IN TECHNOLOGY STOCKS, WE HAVE SEEN INVESTORS' INTEREST RE-EMERGE IN BANK STOCKS. WE BELIEVE THAT GREATER INTEREST AND HIGHER VALUATIONS ARE WARRANTED, PARTICULARLY WITH RESPECT TO PENNFED STOCK.

--------------------------------------------------------------------------------

     Chart: Pricing Multiple

--------------------------------------------------------------------------------

     PENNFED'S PRICING MULTIPLES ARE CURRENTLY BELOW THE MEAN AND MEDIAN OF ITS PEER GROUP. PENNFED'S PRICE TO TANGIBLE BOOK VALUE RATIO OF 108% IS BELOW THE MEDIAN OF 130% FOR ITS PEER GROUP. THE COMPANY'S STOCK IS TRADING AT 9.5 TIMES EARNINGS, ALSO BELOW THE MEDIAN OF 10.5 TIMES EARNINGS FOR THE PEER GROUP. BASED UPON OUR HISTORICAL EARNINGS GROWTH, OUR STRONG ASSET QUALITY AND OUR PLANS FOR THE FUTURE, WE BELIEVE OUR LOWER VALUATION IS INAPPROPRIATE. SOME INVESTORS AND ANALYSTS HAVE INDICATED THAT OUR LOWER TRADING MULTIPLES MAY BE PARTIALLY REFLECTIVE OF OPINIONS THAT PENNFED WOULD NEVER CONSIDER A STRATEGIC MERGER. MANAGEMENT AND THE BOARD TAKE THEIR FIDUCIARY RESPONSIBILITY SERIOUSLY AND CONSTANTLY REVIEW WHAT WE FEEL ARE THE MOST APPROPRIATE STRATEGIC OPTIONS FOR LONG TERM SHAREHOLDER VALUE. IN SUMMARY, AT CURRENT TRADING LEVELS, WE VIEW PENNFED STOCK AS A VERY ATTRACTIVE INVESTMENT OPPORTUNITY.

--------------------------------------------------------------------------------

     The Value of an Investment in Penn Fed
          o    Stock trading at a discount to peers
          o    Consistent double digit growth in EPS
          o    Experienced management team
          o    Significant insider ownership
          o    Well thought out strategic plan in place
          o Transitioning business lines and will remain a low-risk, low-cost provider of diversified financial service
          o Actively manages capital and reviews strategic alternatives to maximize shareholder value

--------------------------------------------------------------------------------

     AS YOU HAVE SEEN IN THIS PRESENTATION AND IN PREVIOUS COMMUNICATIONS FROM THE COMPANY, PENNFED IS A VALUED INVESTMENT.

     -    WE ARE TRADING AT A DISCOUNT TO OUR PEERS.
     -    WE HAVE CONSISTENTLY SHOWN DOUBLE DIGIT GROWTH IN EPS.
     -    WE  HAVE AN  EXPERIENCED  MANAGEMENT  TEAM  WITH  SIGNIFICANT  INSIDER
          OWNERSHIP.
     -    WE HAVE A COMPREHENSIVE STRATEGIC PLAN IN PLACE.
     - WE ARE TRANSITIONING BUSINESS LINES AND WILL REMAIN A LOW-RISK, LOW-COST PROVIDER OF DIVERSIFIED FINANCIAL SERVICES.
     - AND, WE CONTINUE TO ACTIVELY MANAGE CAPITAL AND CONSTANTLY REVIEW STRATEGIC ALTERNATIVES IN ORDER TO MAXIMIZE SHAREHOLDER VALUE.

     PAUSE

     AT THIS TIME, I WISH TO ANNOUNCE THAT PENNFED FINANCIAL HAS DECLARED A QUARTERLY CASH DIVIDEND IN THE AMOUNT OF 4 CENTS PER SHARE FOR OWNERS OF RECORD ON NOVEMBER 10, 2000. THE DIVIDEND PAYMENT DATE HAS BEEN ESTABLISHED AS NOVEMBER 24, 2000. FURTHERMORE, I AM PLEASED TO ANNOUNCE THAT THE BOARD OF DIRECTORS HAS AUTHORIZED ANOTHER 5% STOCK REPURCHASE PROGRAM TO BE IN EFFECT FOR THE NEXT 18 MONTHS.

     (ANSWER QUESTIONS.)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PENNFED FINANCIAL SERVICES, INC.

Date: October 25, 2000                   By: /s/ Joseph L. LaMonica
                                            -----------------------------------
                                                 Joseph L. LaMonica
                                                 President and Chief
                                                 Executive Officer